UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20599

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 22, 2005

BASSETT FURNITURE INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Board of Directors approved the following terms of the compensation to be paid to the Company’s non-employee directors. All changes are effective as of February 22, 2005.

Terms maintained from previous agreement:
• Annual Board Retainer Fee (paid in semi-annual installments)	$20,000
• Additional Annual Retainer Fee paid to Chair of Audit Committee	$10,000
• Additional Per Regular Board Meeting Fee paid to Chairpersons of standing committees	$1,000

Terms modified from previous agreement
• Fee for attendance of meetings in person (telephonic attendance remains at $500)	$1,000

Directors also shall receive annual compensation in the form of equity issued under the Company’s 2005 Non-Employee Directors Stock Incentive Plan (the “Plan”) which was approved on February 22, 2005 by the Company’s shareholders. For 2005, a Director’s equity-based compensation shall consist of $15,000 of restricted stock.

The Plan authorizes incentive awards in the form of restricted stock or stock grants. All Directors of the Company who are not full-time employees of the Company are eligible to receive incentive awards under the Plan. There are 100,000 shares of Common Stock reserved for grant under the Plan (subject to adjustment in accordance with the provisions of the Plan). The Plan is intended to encourage ownership in the Company by members of the Board of Directors who are not full-time employees of the Company, in order to promote long-term stockholder value and to provide these individuals with an additional incentive to continue as Directors of the Company. The Board of Directors administers the Plan and has complete discretion to determine when to grant incentive awards, which eligible non-employee Directors will receive incentive awards, whether the award will be restricted stock or a stock grant, and the number of shares to be allocated to each incentive award. Unless otherwise determined by the Board of Directors, eligible Directors will receive annual awards of restricted stock on the first day of the first month after the month in which the annual meeting of the Company’s stockholders is held equal to $15,000 divided by the fair market value of the Company’s Common Stock on the most recent trading date preceding the date of the award. A copy of the Plan is attached hereto as Exhibit 10.1 to this report and the information contained is hereby incorporated by reference. A copy of the form grant letter for the restricted stock award is attached hereto as Exhibit 10.2 to this report and the information contained is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibit 10.1	Bassett Furniture 2005 Non-Employee Directors Stock Incentive Plan effective February 22, 2005 (incorporated by reference to Annex A to the Registrant’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 28, 2005).

	Exhibit 10.2	Form grant letter for restricted stock award pursuant to the 2005 Non-Employee Directors Stock Incentive Plan (filed herewith).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: February 28, 2005	By:	/s/ Barry C. Safrit
Barry C. Safrit
	Title:	Vice President, Chief Financial Officer